UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

              ____________________________________________________

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):  April 25, 2005


                          CHARYS HOLDING COMPANY, INC.
             (Exact name of registrant as specified in its charter)



                                    DELAWARE
         (State or other jurisdiction of incorporation or organization)

               0-18292                                51-2152284
       (Commission File Number)            (IRS Employer Identification No.)

1117 PERIMETER CENTER WEST, SUITE N415                   30338
          ATLANTA, GEORGIA                            (Zip Code)
   (principal executive offices)


                                 (678) 443-2300
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act


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ITEM 2.01.    COMPLETION  OF  ACQUISITION  OR  DISPOSITION  OF  ASSETS.

     Effective April 29, 2005, Charys Holding Company, Inc. (the "Registrant"), CCI Telecom, Inc., a Nevada corporation and a wholly-owned subsidiary of the Registrant ("CCI"), CCI Associates, Ltd., a Texas limited partnership ("Associates"), Novak Properties, Inc., a Texas corporation ("Novak Properties") and Michael J. Novak, an individual, entered into an agreement whereby CCI acquired from Associates all of Lot 1, Block 1, New City Block 17865, Craighead Estates subdivision, in the City of San Antonio, Bexar County, Texas (the "Property") which is more fully described in the Agreement and Contract for Sale between CCI and Associates, attached as an exhibit to this Current Report. As consideration for the Property, Associates received 250,000 shares of the Registrant's common stock. All of the Registrant's common shares issued to Associates bear a legend restricting their disposition, as required by the Securities Act of 1933, as amended (the "Act").

     Also effective April 29, 2005, CCI entered into a contract with Gur Parsaad Properties, Ltd., a Texas limited partnership ("Gur Parsaad") whereby CCI sold the Property to Gur Parsaad for a total consideration of $2,200,000.00. The contract between CCI and Gur Parsaad is attached as an exhibit to this Current Report.

     Effective May 1, 2005, Gur Parsaad, CCI and the Registrant entered into a lease contract whereby Gur Parsaad leased the Property to CCI and the Registrant as more fully described in the Lease Contract between Gur Parsaad, CCI and the Registrant, attached as an exhibit to this Current Report. The lease of the Property will continue for a 10 year term, commencing on May 1, 2005, and terminating on April 30, 2015. The base annual rental price is equal to $219,996.00, payable in 12 equal monthly installments of $18,333.00 each, plus a $1,000 monthly management fee.

     CCI will retain an option to purchase the Property at the end of the 10-year period, as is more fully described in the Lease Contract between Gur Parsaad, CCI and the Registrant, attached as an exhibit to this Current Report.

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

     Effective April 25, 2005, the Registrant entered into an agreement with Frost Bank relating to the restructuring of the credit facilities provided by Frost Bank to CCI, the wholly-owned subsidiary of the Registrant. The agreement with Frost Bank is attached as an exhibit to this Current Report.

     Pursuant to the agreement to restructure CCI's obligation to Frost Bank, the Registrant satisfied CCI's obligation to Frost Bank as follows:

- The Registrant issued to Frost Bank 400,000 shares of the Registrant's Series B Preferred Stock. Each share of the Series B Preferred Stock of the Registrant is convertible into one share of the Registrant's common stock. The holders of shares of the Series B Preferred Stock do not have voting rights on any matters submitted to the vote of the Registrant's stockholders. The shares of the Series B Preferred Stock issued to Frost Bank bear a legend restricting their disposition, as required by the Act. However, the Registrant has agreed to file a Registration Statement under the Act to cover the common stock issuable upon the conversion of the Series B Preferred Stock.

- All common stock warrants previously issued by CCI to Frost Bank were terminated.

- Frost Bank extended the final maturity of the existing credit line for a period of six months from February 1, 2005 (the "Forbearance Period."). The line of credit was renewed for $4,550,000.

- At any time during the Forbearance Period, Frost Bank will provide a release of all security interests and liens upon all collateral presently securing the debt to Frost Bank, in consideration for Frost Bank receiving the following:


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     -    The  Registrant  will deliver to Frost Bank a one-time cash payment of
          $2,500,000.00, as reduced by any net pay-down during the Forbearance Period.

     - The Registrant will execute a Promissory Note in favor of Frost Bank in the amount of $300,000 paying interest at 12 percent per annum, maturing 13 months after being issued.

     - The Registrant will issue to Frost Bank 500,000 shares of the Registrant's Series C Preferred Stock. Each share of the Series C Preferred Stock of the Registrant is convertible into one share of the Registrant's common stock. The holders of shares of the Series C Preferred Stock will not have voting rights on any matters submitted to the vote of the Registrant's stockholders. The shares of the Series C Preferred Stock to be issued to Frost Bank will bear a legend restricting their disposition, as required by the Act. However, the Registrant will agree to file a Registration Statement under the Act to cover the common stock issuable upon the conversion of the Series C Preferred stock.

     - The Registrant will deliver to Frost Bank a put option with respect to the Registrant's Series C Preferred Stock held by Frost Bank to sell Frost Bank's 500,000 shares of the Series C Preferred Stock to Michael
          J.  Novak  at  the  price  of  $3.50  per  share.

     The Registrant's board of directors determined that the terms of the agreements with Frost Bank and the transactions related to the sale and leaseback of the Property are reasonable. The Registrant's board did not seek a third party fairness opinion or any valuation or appraisal of the terms of the transactions. Thus, the Registrant's stockholders will not have the benefit of a third party opinion that the terms of the transactions were fair from a financial point of view.

     The descriptions of the agreements with Frost Bank, Gur Parsaad, Associates, Michael J. Novak and CCI contained in Items 2.01 and 2.03 of this Current Report are qualified in their entirety by reference to the actual agreements, attached as exhibits to this Current Report.

ITEM 3.02    UNREGISTERED  SALES  OF  EQUITY  SECURITIES.

     See Items 2.01 and 2.03 of this Current Report.

ITEM 9.01.    FINANCIAL  STATEMENTS,  PRO  FORMA  FINANCIAL  INFORMATION  AND
              EXHIBITS.

     (c)  Exhibits.

     The following exhibits are filed herewith:

EXHIBIT NO.  IDENTIFICATION OF EXHIBIT
-----------  -------------------------
    4.1      Certificate of Designation for Series B Preferred Stock, filed with the Secretary of
             State of Delaware on May 3, 2005.
    4.2      Certificate of Designation for Series C Preferred Stock, filed with the Secretary of State of
             Delaware on May 3, 2005.
   10.1      Agreement and Contract for Sale dated April 29, 2005, between CCI Telecom, Inc. and CCI
             Associates, Inc.
   10.2      Agreement dated April 25, 2005, between Frost Bank, Contemporary Constructors, Inc., CCI
             Telecom, Inc., CCI Integrated Solutions, Inc., Berkshire Wireless, Inc., Michael J. Novak and
             Charys Holding Company, Inc.
   10.3      Real Estate Contract of Sale dated April 29, 2005, between Gur Parsaad, CCI Telecom, Inc.
             and the Registrant.
   10.4      Lease Contract dated May 1, 2005, between Gur Parsaad, CCI Telecom, Inc. and the
             Registrant.
   10.5      Frost Registration Rights Agreement No.1 dated April 25, 2005, between The Frost National
             Bank and the Registrant.


EXHIBIT NO.  IDENTIFICATION OF EXHIBIT
-----------  -------------------------
   10.6      Third Modification, Renewal and Extension Agreement between The Frost National Bank and
             Contemporary Constructors with respect to $2,177,083.45, dated January 1, 2005.
   10.7      Third Modification, Renewal and Extension Agreement between The Frost National Bank and
             Contemporary Constructors with respect to $6,500,000.00, dated February 1, 2005.
   10.8      Sixth Amendment to Business Loan Agreement between Contemporary Constructors and The
             Frost National Bank, dated February 1, 2005.
   10.9      Arbitration and Notice of Final Agreement between The Frost National Bank and the
             Registrant, dated May 2, 2005.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 23, 2005.
                                    CHARYS HOLDING COMPANY, INC.


                                    By /s/ Billy V. Ray, Jr.
                                      ------------------------------------------
                                      Billy V. Ray, Jr., Chief Executive Officer


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